UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 7, 2008 (November 6, 2008)
Crown Crafts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01.	Entry into a Material Definitive Agreement.
     The information set forth in Item 5.02 is incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On November 6, 2008, Crown Crafts, Inc. (the “Company”) entered into amendments to the employment agreements with each of E. Randall Chestnut, President and Chief Executive Officer of the Company, Amy Vidrine Samson, Vice President and Chief Accounting Officer of the Company, and Nanci Freeman, President and Chief Executive Officer of Crown Crafts Infant Products, Inc., a wholly-owned subsidiary of the Company, as well an amendment to the severance protection agreement between the Company and Mr. Chestnut. The purpose of such amendments was to bring the agreements into compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury regulations and Internal Revenue Service guidance thereunder. The amendments generally affect the timing, but not the amount, of compensation and other benefits that may be received by the executive officers thereunder and implement related technical changes. In addition, the employment agreement amendments also revise the description of the Company’s business for purposes of the agreements’ noncompetition provisions to reflect the Company’s current operations with respect to infant and toddler products.
     The foregoing amendments are filed as exhibits hereto, and the description contained herein of such amendments is qualified in its entirety by reference to the terms of such documents.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	First Amendment to Employment Agreement dated November 6, 2008 by and between the Company and E. Randall Chestnut

10.2	First Amendment to Amended and Restated Severance Protection Agreement dated November 6, 2008 by and between the Company and E. Randall Chestnut

10.3	First Amendment to Amended and Restated Employment Agreement dated November 6, 2008 by and between the Company and Amy Vidrine Samson

10.4	First Amendment to Amended and Restated Employment Agreement dated November 6, 2008 by and between the Company and Nanci Freeman

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.
	By:	/s/ E. Randall Chestnut
E. Randall Chestnut,
Dated: November 7, 2008		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	First Amendment to Employment Agreement dated November 6, 2008 by and between the Company and E. Randall Chestnut

10.2	First Amendment to Amended and Restated Severance Protection Agreement dated November 6, 2008 by and between the Company and E. Randall Chestnut

10.3	First Amendment to Amended and Restated Employment Agreement dated November 6, 2008 by and between the Company and Amy Vidrine Samson

10.4	First Amendment to Amended and Restated Employment Agreement dated November 6, 2008 by and between the Company and Nanci Freeman